UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 23, 2004
                                  -------------

                          Advanced Nutraceuticals, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                0-26362                         76-0642336
       ------------------------        ------------------------------------
       (Commission File Number)        (I.R.S. Employer Identification No.)


             106 South University Blvd. #14, Denver, Colorado 80209
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code - (303) 722-4008
      ---------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets

On March 23, 2004, Advanced Nutraceuticals, Inc. ("ANI" or the "Company") completed the sale of all of the assets used in the operations of its pharmaceutical products subsidiary, ANI Pharmaceuticals, Inc. ("ANIP"), to ANIP Acquisition Company (the "Buyer"). The assets included the land and building in Gulfport, Mississippi used in ANIP's operations, which were owned by the Company's Bactolac Pharmaceutical Inc., subsidiary, as well as all equipment, machinery, inventory and accounts receivable. Prior to the closing, there was no material relationship between the Buyer and the Company, except that the Buyer's Chief Executive Officer had provided consulting services to ANIP for three months in 2003. At closing, the Company received approximately $3.1 million in cash, which was used to repay outstanding indebtedness to the Company's lenders. An additional $250,000 was placed into a short-term escrow account to be applied against possible indemnity claims that may arise during the six-month period after closing. At Closing the Buyer also assumed the outstanding trade accounts payable and specified accrued expenses of ANIP. The consideration for the ANIP assets was determined principally by calculating ANIP's working capital and a negotiated value of the land and building.


Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not applicable

(b)  Pro Forma Financial Information

     (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003.

     (2) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended December 31, 2003.

     (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2003.


(c) Exhibits.

     10.54 Asset Purchase Agreement, dated March 23, 2004 among ANIP Acquisition Company, Advanced Nutraceuticals, Inc., Bactolac Pharmaceutical, Inc. and ANI Pharmaceuticals, Inc.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANCED NUTRACEUTICALS, INC.

Dated: April 2, 2004                 By:  /s/  Jeffrey G. McGonegal
                                     ----------------------------------
                                          Jeffrey G. McGonegal
                                          Senior Vice President of Finance

                          ADVANCED NUTRACEUTICALS, INC.
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

                                    HEADNOTE

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2003 and the unaudited pro forma condensed consolidated statements of operations for the three months ended December 31, 2003 and the year ended September 30, 2003, give effect to the disposition of the net assets and operations of ANIP by ANI, which transaction closed on March 23, 2004. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2003 assumes that the disposition took place as of December 31, 2003. The unaudited pro forma condensed consolidated statements of operations gives effect to the disposition as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma consolidated financial statements give effect to the terms of the disposition, including the cash portion of the purchase price as well as the trade liabilities assumed as part of the consideration. For subsequently issued financial statements of ANI, the operations of ANIP to be included in such financial statements will be treated as discontinued operations for all prior periods.

The unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for information purposes only and are not necessarily indicative of the financial position or the results of operations that would have been obtained had the disposition actually occurred as of the dates assumed nor is it necessarily indicative of the financial position or future results of operations. The pro forma adjustments are based upon estimates, information and assumptions available at the time of the filing of this document. The pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of ANI, and should be read in conjunction with the audited consolidated financial statements and related notes thereto of ANI contained in its Annual Report on Form 10-K for the year ended September 30, 2003 and the condensed consolidated financial statements in its Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003, as well as the estimates and assumptions set forth below and in the notes to the unaudited pro forma financial statements.

                          Advanced Nutraceuticals, Inc.
                          Unaudited Pro Forma Condensed
                           Consolidated Balance Sheet
                                December 31, 2003
                                -----------------
                                                                                 Pro Forma
                                                                                Adjustments
                                                                                 DR   (CR)
                                                                        --------------------      Pro Forma
                                                        Historical      Ref.       Amount          Adjusted
                                                      ------------------------------------------------------
                               Assets
                               ------
Current assets:
      Cash and cash equivalents                        $    920,764            $         --    $    920,764
      Receivables, net                                    4,854,553      2       (1,452,471)      3,402,082
      Inventories                                         2,626,929      2       (1,358,748)      1,268,181
      Prepaid expenses and other assets                     128,488    2,3           (1,439)        127,049

                                                       ------------            ----------------------------
            Total current assets                          8,530,734              (2,812,658)      5,718,076

Property and equipment, net                               4,507,298      2       (3,355,303)      1,151,995
Goodwill                                                  7,563,913                      --       7,563,913
Other assets                                                416,099      4          697,000       1,113,099
                                                       ------------            ----------------------------
            Total assets                               $ 21,018,044            $ (5,470,961)   $ 15,547,083
                                                       ============            ============================

                Liabilities and Stockholders' Equity
                ------------------------------------

Current liabilities:
      Accounts payable and accrued expenses            $  3,021,775      2     $  1,603,328    $  1,418,447
      Credit facility                                       248,600      3            8,600         240,000
      Current portion of long-term debt                      76,635      3           34,945          41,690

                                                       ------------            ----------------------------
            Total current liabilities                     3,347,010               1,646,873       1,700,137

Long-term debt:
      Credit facility                                     3,075,752      3          529,844       2,545,908
      Other long-term debt                                2,314,193      3        2,299,066          15,127

                                                       ------------            ----------------------------
            Total liabilities                             8,736,955               4,475,783       4,261,172
                                                       ------------            ----------------------------

Stockholders' equity:
      Common stock                                           49,928                      --          49,928
      Additional paid-in capital                         20,322,048                      --      20,322,048
      Accumulated deficit                                (8,090,887)  2,3,4         995,178      (9,086,065)
                                                       ------------            ----------------------------
         Total stockholders equity                       12,281,089                 995,178      11,285,911

                                                       ------------            ----------------------------
         Total liabilities and stockholders' equity    $ 21,018,044            $  5,470,961    $ 15,547,083
                                                       ============            ============================



                         See accompanying Headnote and
                          Notes to Pro Forma Condensed
                        Consolidated Financial Statements


                          Advanced Nutraceuticals, Inc.
                          Unaudited Pro Forma Condensed
                      Consolidated Statement of Operations
                      Three Months Ended December 31, 2003
                      ------------------------------------
                                                                       Pro Forma
                                                                      Adjustments
                                                                        DR (CR)
                                                              -------------------    Pro Forma
                                                Historical    Ref.      Amount        Adjusted
                                               ------------------------------------------------
Net sales                                      $ 6,756,551     5     $ 2,681,478    $ 4,075,073

Cost of sales                                    4,867,780     5      (2,121,627)     2,746,153
                                               -----------           --------------------------


            Gross margin                         1,888,771               559,851      1,328,920

General and administrative expenses              1,544,526     5        (843,471)       701,055
                                               -----------           --------------------------

            Operating income (loss)                344,245              (283,620)       627,865

Other income (expense):
      Interest expense                            (180,656)    5        (124,640)       (56,016)
      Other, net                                    35,707     5           3,199         32,508
                                               -----------           --------------------------

            Income (loss) from operations
               before income taxes                 199,296              (405,061)       604,357

Income tax expense                                      --                    --             --
                                               -----------           --------------------------

Net income (loss)                              $   199,296           $  (405,061)   $   604,357
                                               ===========           ==========================

Net income (loss) per share:

      Basic                                    $      0.04                          $      0.12
                                               ===========                          ===========
      Diluted                                  $      0.04                          $      0.12
                                               ===========                          ===========

Weighted average common shares outstanding:

      Basic                                      4,992,789                            4,992,789
                                               ===========           ==========================
      Diluted                                    5,001,834     6           9,045      5,010,879
                                               ===========           ==========================




                          See accompanying Headnote and
                          Notes to Pro Forma Condensed
                        Consolidated Financial Statements

                          Advanced Nutraceuticals, Inc.
                          Unaudited Pro Forma Condensed
                      Consolidated Statement of Operations
                          Year Ended September 30, 2003
                          -----------------------------

                                                                         Pro Forma
                                                                        Adjustments
                                                                          DR (CR)
                                                                 -------------------    Pro Forma
                                                 Historical      Ref.      Amount        Adjusted
                                                ---------------------------------------------------
Net sales                                       $ 24,699,501      5    $ 11,905,233    $ 12,794,268

Cost of sales                                     17,325,853      5      (9,458,854)      7,866,999
                                                ------------           ----------------------------

            Gross margin                           7,373,648              2,446,379       4,927,269

General and administrative expenses
                                                   6,467,336      5      (3,675,700)      2,791,636
Impairment loss on long-lived assets               3,900,000      5      (3,900,000)             --
                                                ------------           ----------------------------

            Operating income (loss)               (2,993,688)            (5,129,321)      2,135,633

Other income (expense):
      Interest expense                              (680,645)     5        (478,804)       (201,841)
      Loss on sale of equipment                     (180,128)     5        (180,128)             --
      Other, net                                      10,657      5           8,860           1,797
                                                ------------           ----------------------------

            Income (loss) from operations
               before income taxes                (3,843,804)            (5,779,393)      1,935,589

Income tax expense                                        --                     --              --
                                                ------------           ----------------------------

Net income (loss)                               $ (3,843,804)          $ (5,779,393)   $  1,935,589
                                                ============           ============================

Net income (loss) per share:
      Basic                                     $      (0.77)                          $       0.39
                                                ============                           ============
      Diluted                                   $      (0.77)                          $       0.38
                                                ============                           ============

Weighted average common shares outstanding:
      Basic                                        4,992,789                              4,992,789
                                                ============           ============================
      Diluted                                      4,992,789      6         112,957       5,105,746
                                                ============           ============================



                          See accompanying Headnote and
                          Notes to Pro Forma Condensed
                        Consolidated Financial Statements

                          ADVANCED NUTRACEUTICALS, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - General

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2003 and the unaudited pro forma condensed consolidated statements of operations for the three months ended December 31, 2003 and the year ended September 30, 2003, give effect to the disposition of the net assets and operations ANIP by ANI, which transaction closed on March 23, 2004. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2003 assumes that the disposition took place as of December 31, 2003. The unaudited pro forma condensed consolidated statements of operations gives effect to the disposition as if it had occurred at the beginning of the earliest period presented. The pro forma adjustments only give effect to amounts that are directly attributable to the disposition transaction. For subsequently issued financial statements of ANI, the operations of ANIP to be included in such financial statements will be treated as discontinued operations for all prior periods.

Note 2 - Net Assets of ANIP Sold

Adjustments were made to remove from the balance sheet the individual amounts of assets and liabilities associated with the ANIP operation that were sold. All of the assets associated with the pharmaceutical products manufacturing operation were sold and the buyer assumed as of closing, specified liabilities consisting of trade accounts payable and accrued liabilities.

Note 3 - Proceeds From Sale of ANIP

As of March 23, 2004, ANI sold to ANIP Acquisition Company, a newly formed privately held entity, all of the assets and operations associated with the pharmaceutical products manufacturing of ANIP. The agreement provided for approximately $3.1 million in cash at closing, which was used by ANI to repay outstanding indebtedness to ANI's lenders. Out of the proceeds, approximately $2.5 million, including a prepayment penalty of approximately $116,000, was used to repay the mortgage obligation and the balance, net of closing expenses paid by ANI, was used to reduce ANI's obligations under its Senior Credit Facility.

Note 4 - ANIP Deferred Tax Adjustment

Adjustments were made to remove the net deferred income tax liability amounts that are directly associated with the ANIP net assets sold.

Note 5 - ANIP Operations

Adjustments were made to remove the amounts representing the items of revenue and expense associated with ANIP.

Note 6 - Net Income (Loss) Per Share

The average shares outstanding for the three months ended December 31, 2003 and the year ended September 30, 2003 have been adjusted for the dilutive effect of the common equivalent shares outstanding for each period.